                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              UniFirst Corporation
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                              UNIFIRST CORPORATION
                                68 JONSPIN ROAD
                        WILMINGTON, MASSACHUSETTS 01887

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 13, 2004

     The Annual Meeting of the Shareholders of UniFirst Corporation (the "Company" or "UniFirst") will be held at the Conference Center of Goodwin Procter LLP, located on the second floor at Exchange Place, Boston, Massachusetts 02109-2881 on January 13, 2004 at 10:00 A.M. for the following purposes:

          1. To elect two Class III Directors, each to serve for a term of three years;

          2. To approve an amendment to the Company's Amended 1996 Stock Incentive Plan (the "Plan"), which imposes a termination date on the Plan of January 8, 2012, authorizes the grant of stock-based incentive awards to non-employee Directors of the Company and makes other changes described therein; and

          3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          RAYMOND C. ZEMLIN, Clerk

December 10, 2003

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                              UNIFIRST CORPORATION
                                68 JONSPIN ROAD
                        WILMINGTON, MASSACHUSETTS 01887

                             ---------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 13, 2004
         AT 10:00 A.M. AT THE CONFERENCE CENTER OF GOODWIN PROCTER LLP,
                 LOCATED ON THE SECOND FLOOR AT EXCHANGE PLACE,
                        BOSTON, MASSACHUSETTS 02109-2881

                             ---------------------

GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of UniFirst Corporation (the "Company" or "UniFirst") for use at the 2004 Annual Meeting of Shareholders to be held on January 13, 2004 (the "Annual Meeting") and at any adjournment thereof. This Proxy Statement, the enclosed proxy and the Company's 2003 Annual Report to Shareholders are being mailed to shareholders on or about December 10, 2003. Any shareholder signing and returning the enclosed proxy has the power to revoke it by giving notice of its revocation to the Company in writing or in the open meeting before any vote with respect to the matters set forth therein is taken. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses in connection therewith.

     The Board of Directors has fixed the close of business on November 14, 2003 as the record date for the determination of the shareholders entitled to notice of, and to vote at, this Annual Meeting and any adjournments thereof. As of the close of business on that date, there were outstanding and entitled to vote 9,010,479 shares of common stock, par value $.10 per share ("Common Stock"), and 10,175,144 shares of Class B common stock, par value $.10 per share ("Class B Common Stock"). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share. All actions submitted to a vote of shareholders are voted on by holders of Common Stock and Class B Common Stock voting together as a single class, except for the election of certain Directors and for the approval of matters requiring class votes under the Business Corporation Law of The Commonwealth of Massachusetts.

                            1. ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of six members, divided into three classes of equal size, with one class elected each year at the annual meeting of shareholders. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each annual meeting of shareholders.

     At the Annual Meeting, two Class III Directors will be elected to serve until the 2007 annual meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Phillip L. Cohen to be elected by holders of Common Stock, voting separately as a single class, and Cynthia Croatti to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class, to serve as Class III Directors (collectively, the "Nominees").

     Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates "FOR" the election of the Nominees to the Board of Directors. While the Company has no reason to believe that either of the Nominees will be unable to serve as a Director, in the event either of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy for such other person or persons as they may in their discretion select. A plurality of the votes cast by holders of shares of Common Stock, voting separately as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Phillip L. Cohen. A plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Cynthia Croatti. Consistent with applicable law, the Company intends to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.

INFORMATION REGARDING NOMINEES AND DIRECTORS

     The following table sets forth certain information with respect to the two Nominees for election as Directors at the Annual Meeting and those continuing Directors of the Company whose terms expire at the annual meetings of shareholders in 2005 and 2006, based on information furnished to the Company by each Director.

                                                                                      DIRECTOR
CLASS III NOMINEES FOR ELECTION AT 2004 ANNUAL MEETING -- TERM EXPIRES IN 2007  AGE    SINCE
------------------------------------------------------------------------------  ---   --------
Cynthia Croatti(1)...................................................           48      1995
  MS. CROATTI joined the Company in 1980. She has served as Director since
  1995, Treasurer since 1982 and Executive Vice President since 2001. In addition, she has primary responsibility for overseeing the human resources and purchasing functions of the Company.
Phillip L. Cohen(2)..................................................           72      2000
  MR. COHEN has served as Director of the Company since November 2000. He is a certified public accountant and was a partner with an international public accounting firm from 1965 until his retirement in June 1994 and has been a financial consultant since that date. He is a Director emeritus and former
  Treasurer of the Greater Boston Convention and Visitors Bureau and a
  Director of Kazmaier Associates, Inc. and S/R Industries, Inc.

                                                                    DIRECTOR
CLASS II CONTINUING DIRECTORS -- TERM EXPIRES IN 2005         AGE    SINCE
-----------------------------------------------------         ---   --------
Ronald D. Croatti(1)........................................  60      1982
  MR. CROATTI joined the Company in 1965. He became Director of the Company in 1982, Vice Chairman of the Board in 1986
  and has served as Chief Executive Officer since 1991. He
  has also served as President since 1995 and Chairman of
  the Board since 2002. Mr. Croatti has overall
  responsibility for the management of the Company.
Donald J. Evans.............................................  77      1973
  MR. EVANS has served as Director of the Company since
  1973. He served as General Counsel and First Deputy
  Commissioner, Massachusetts Department of Revenue, from
  November 1996 to March 2003. Prior to that time, Mr. Evans was a senior partner in the law firm of Goodwin Procter
  LLP, the Company's general counsel.

                                                                    DIRECTOR
    CLASS I CONTINUING DIRECTORS -- TERM EXPIRES IN 2006      AGE    SINCE
    ----------------------------------------------------      ---   --------
Albert Cohen(2).............................................  76      1989
  MR. COHEN has served as Director of the Company since
  1989. He has been President of ALC Corp., a consultancy,
  since September 1998. Prior to that time, Mr. Cohen was
  Chairman of the Board and Chief Executive Officer of
  Electronic Space Systems Corporation, a manufacturer of
  aerospace ground equipment.
Anthony F. DiFillippo(1)....................................  76      2002
  MR. DIFILLIPPO was the President of UniFirst until he
  retired in 1995 and, since 1995, he has served as a
  consultant to UniFirst. He became a Director in 2002.

---------------

(1) Ronald D. Croatti and Cynthia Croatti are siblings and Anthony F. DiFillippo is Cynthia Croatti's uncle. Anthony F. DiFillippo is the father of David DiFillippo, an executive officer of the Company.

(2) The Company has designated Messrs. A. Cohen and P. Cohen as the Directors to be elected by the holders of Common Stock voting separately as a single class.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Officers, Directors and greater than 10% shareholders are required to file with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 2003 fiscal year, the Company believes that, during the 2003 fiscal year, all officers, Directors and greater than 10% shareholders complied with the applicable Section 16(a) filing requirements except that Mr. Croatti inadvertently filed one late Form 4 with respect to one transaction, Ms. Croatti inadvertently filed one late Form 4 with respect to one transaction and the Estate of Aldo Croatti inadvertently filed eight late Forms 4 with respect to sixty-two transactions.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Board of Directors. The Company is managed by the Board of Directors. The Company's Board of Directors is divided into three classes, and the members of each class serve for staggered three-year terms. The Board is composed of two Class I Directors (Messrs. A. Cohen and DiFillippo), two Class II Directors (Messrs. Croatti and Evans) and two Class III Directors (Ms. Croatti and Mr. P. Cohen). Two Class III Directors are up for election at the Annual Meeting. The terms of the continuing Class I and II Directors will expire upon the election and qualification of Directors at the annual meeting of shareholders in 2006 and 2005, respectively. At each annual meeting of shareholders, Directors generally will be re-elected or elected for a full term of three years to succeed those Directors whose terms are expiring. The Board of Directors held seven meetings during the Company's 2003 fiscal year.

     Audit Committee. During the 2003 fiscal year, the Audit Committee consisted of Messrs. P. Cohen (Chairman), A. Cohen and Evans, and met on eight occasions. The Audit Committee is responsible for assisting the Board of Directors in its oversight of (i) the integrity of the Company's financial statements and reporting process, (ii) the qualifications, independence and performance of the Company's independent auditors, (iii) the performance of the Company's internal audit function, and (iv) the Company's compliance with legal and regulatory requirements. The Board of Directors and the Audit Committee adopted a written Audit Committee Charter in 2000, which they revised in 2001 and in 2003. The amended and restated Audit Committee Charter is attached as Appendix A to this proxy statement, will be available shortly on the Company's website at www.unifirst.com, and will be sent in paper form to any shareholder who submits a request to the Company's Corporate Secretary at the address listed on page 1. The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the current rules of the New York Stock Exchange as well as the newly-adopted rules of the New York Stock Exchange which are not yet effective for the Company. The Board of Directors has determined that Phillip L. Cohen is an "audit committee financial expert" and is "independent" under the Securities Exchange Act of 1934, as amended. The Board of Directors and the Audit Committee have adopted a Statement of Corporate Policy and Code of Business Conduct, which is attached as Appendix B to this proxy statement, will be available shortly on the Company's website at www.unifirst.com, and will be sent in paper form to any shareholder who submits a request to the Company's Corporate Secretary at the address listed on page 1.

     Compensation Committee. During the 2003 fiscal year, the Compensation Committee consisted of Messrs. A. Cohen (Chairman), P. Cohen and Evans and met on two occasions. The Compensation Committee is responsible for reviewing and approving the Company's executive compensation program, recommending awards under the Company's equity compensation plans and establishing the compensation for the Company's Chief Executive Officer. The Board of Directors and the Compensation Committee have adopted a written Compensation Committee Charter, which is attached hereto as Appendix C to this proxy statement, will be available shortly on the Company's website at www.unifirst.com, and will be sent in paper form to any shareholder who submits a request to the Company's Corporate Secretary at the address listed on page 1.

     Nominating and Corporate Governance Committee. During the 2003 fiscal year, the Nominating and Corporate Governance Committee consisted of Messrs. Evans (Chairman), A. Cohen and P. Cohen and met three times. The Nominating and Corporate Governance Committee reviews and evaluates potential nominees for election or appointment to the Board of Directors and recommends such nominees to the full Board of Directors. The Board of Directors and the Nominating and Corporate Governance Committee have adopted a written Nominating and Corporate Governance Committee Charter, which is attached as Appendix D to this proxy statement, will be available shortly on the Company's website at www.unifirst.com, and will be sent in paper form to any shareholder who submits a request to the Company's Corporate Secretary at the address listed on page 1. The Nominating and Corporate Governance Committee will consider a nominee for election to the Board of Directors recommended by a shareholder of record if the shareholder submits the nomination in compliance with the requirements of the Company's By-laws. See "Other Matters -- Shareholder Proposals" for a summary of these requirements. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors. The Corporate Governance Guidelines are included as Appendix E to this proxy statement, will be available shortly on the Company's website at www.unifirst.com, and will be sent in paper form to any shareholder who submits a request to the Company's Corporate Secretary at the address listed on page 1. In addition, the Nominating and Corporate Governance Committee has adopted a Policy Regarding New Director Nominations, which is included as Appendix F to this proxy statement.

     Each Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year.

INDEPENDENCE OF BOARD MEMBERS

     The Board of Directors has determined that each of Messrs. A. Cohen, P. Cohen and Evans is an "independent director" in accordance with newly-adopted corporate governance rules of the New York Stock Exchange as a result of having no material relationship with the Company other than (1) serving as a Director and a Board Committee member, (2) receiving related fees as disclosed in this document and (3) having beneficial ownership of UniFirst securities as disclosed in the section of this document entitled "Security Ownership of Management and Principal Shareholders." The Board of Directors, in connection with the Nominating and Corporate Governance Committee, is endeavoring to identify and appoint at least one additional independent Director so that, in the near term, the Company will have a majority of independent Directors.

MEETINGS OF INDEPENDENT DIRECTORS

     Independent Directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent Directors of the Company are Messrs. A. Cohen, P. Cohen and Evans. The presiding Director for these meetings is Mr. Evans. Any interested party who wishes to make their concerns known to the independent Directors may avail themselves of the same procedures utilized with respect to the Company's Audit Committee Complaint Procedure. The Audit Committee Complaint Procedure will be available shortly on the Company's website at www.unifirst.com.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth as of November 14, 2003 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by
(i) each Director and Nominee, (ii) each of the executive officers of the Company named in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based solely on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of each class of common stock on November 14, 2003.

                                                                  PERCENTAGE OF    PERCENTAGE OF
                                          AMOUNT AND NATURE OF   ALL OUTSTANDING      VOTING
NAME OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP      SHARES(1)        POWER(1)
------------------------                  --------------------   ---------------   -------------
Ronald D. Croatti(2)(3).................        477,285                2.5%             4.3%
Cynthia Croatti(3)(4)...................        279,570                1.5%             2.5%
Bruce P. Boynton(3)(5)..................         12,475                  *                *
John B. Bartlett(3)(5)..................         10,850                  *                *
Dennis G. Assad(3)(5)...................          4,475                  *                *
Donald J. Evans(5)......................          1,400                  *                *
Albert Cohen(5).........................          1,500                  *                *
Phillip L. Cohen........................              0                  *                *
Anthony F. DiFillippo(3)(6).............         51,950                  *                *
All Directors and executive officers as
  a group(3)(10 persons)................        849,268                4.4%             6.8%

---------------

 *  Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 14, 2003, a total of 19,185,623 shares of common stock were outstanding, of which 9,010,479 were shares of Common Stock entitled to one vote per share and 10,175,144 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) Ronald D. Croatti owns shares of Class B Common Stock only, representing 4.6% of such class, plus the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Mr. Croatti's children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust, which owns 2,600,000 shares of Class B Common Stock. Mr. Croatti is a Director and minority owner of the general partner of The Croatti Family Limited Partnership, which owns 2,600,000 shares of Class B Common Stock. The information presented for Mr. Croatti does not include any shares owned by The Marie Croatti QTIP Trust or The Croatti Family Limited Partnership.

(3) Includes the right to acquire, pursuant to the exercise of stock options, within 60 days after November 14, 2003, the following number of shares of Common Stock: Ronald D. Croatti, 4,725 shares; Cynthia Croatti, 2,450 shares; Bruce P. Boynton, 2,475 shares; John B. Bartlett, 3,150 shares; Dennis G. Assad 2,475 shares and shares and all other Directors and executive officers as a group, 1,950 shares.

(4) Other than 2,517 shares of Common Stock through a 401(k) plan, Cynthia Croatti owns shares of Class B Common Stock only, representing 2.7% of such class, plus the options to purchase Common Stock listed in footnote 3. The information presented does not include any shares owned by Ms. Croatti's children, as to which shares Ms. Croatti disclaims any beneficial interest. Ms. Croatti is a trustee and beneficiary of The Marie Croatti QTIP Trust which owns 2,600,000 shares of Class B Common Stock. Ms. Croatti is a Director and minority owner of the general partner of The Croatti Family Limited Partnership, which owns 2,600,000 shares of Class B Common Stock. The information presented for Ms. Croatti does not include any shares owned by The Marie Croatti QTIP Trust, The Croatti Family Limited Partnership or certain other trusts to which Ms. Croatti is a trustee and which, in the aggregate, beneficially own 36,000 shares of Common Stock and 48,000 shares of Class B Common Stock.

(5) Each of Messrs. Boynton, Bartlett, Assad, A. Cohen and Evans owns shares of Common Stock only, and in the case of Messrs. Boynton, Bartlett and Assad, the options to purchase Common Stock listed in footnote 3.

(6) Includes 7,250 shares beneficially owned by Mr. DiFillippo's spouse, plus the options to purchase Common Stock listed in footnote 3.

     To the best knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding Common Stock or Class B Common Stock of the Company as of November 14, 2003. All information presented is based solely on information provided by each beneficial owner.

                                                                  PERCENTAGE OF    PERCENTAGE OF
                                          AMOUNT AND NATURE OF   ALL OUTSTANDING      VOTING
NAME OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP      SHARES(1)        POWER(1)
------------------------                  --------------------   ---------------   -------------
Estate of Aldo Croatti(2)...............       2,762,169              14.4%            24.4%
The Croatti Family Limited
  Partnership(3)........................       2,600,000              13.6%            23.5%
The Marie Croatti QTIP Trust(4).........       2,600,000              13.6%            23.5%
Marie Croatti(5)........................       1,346,440               7.0%            12.1%
FleetBoston Financial Corporation(6)....       1,137,430               5.9%             1.0%
Arnhold and S. Bleichroeder(7)..........         790,000               4.1%               *
Dimensional Fund Advisors, Inc.(8)......         765,850               4.0%               *
William Blair & Company, L.L.C.(9)......         640,029               3.3%               *
FMR Corp.(10)...........................         605,230               3.2%               *

---------------

  *  Less than 1%.

 (1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 14, 2003, a total of 19,185,623 shares of common stock were outstanding, of which 9,010,479 were shares of Common Stock entitled to one vote per share and 10,175,144 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

 (2) Aldo Croatti, the Company's founder, passed away on October 4, 2001. The referenced shares are now held by his estate, of which his widow, Marie Croatti, is the executor. The address of The Estate of Aldo Croatti is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. These shares include 2,699,060 shares of Class B Common Stock, representing 26.5% of such class and 63,109 shares of Common Stock representing 0.7% of such class.

 (3) The address of The Croatti Family Limited Partnership (the "CFLP") is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The CFLP owns shares of Class B Common Stock only, representing 25.5% of such class. The general partner of CFLP, Croatti Management Associates, Inc. (the "General Partner"), has sole voting and dispositive power with respect to the shares owned by CFLP. The General Partner is owned equally by Marie Croatti, Ronald Croatti and Cynthia Croatti, and they comprise its three Directors.

 (4) The address of The Marie Croatti QTIP Trust (the "Trust") is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The Trust owns shares of Class B Common Stock only, representing 25.5% of such class. The Trustees of the Trust are Marie Croatti, Ronald Croatti and Cynthia Croatti. The beneficiaries of the Trust are Marie Croatti and the children of Aldo Croatti.

 (5) Includes 399,168 shares of Class B Common Stock and 5,100 shares of Common Stock owned of record by Marie Croatti as Trustee under several trusts, the beneficiaries of which are the grandchildren of Aldo Croatti, as to which shares Mrs. Croatti disclaims any beneficial interest. Mrs. Croatti individually owns 940,172 shares of Class B Common Stock, representing 9.2% of such class, and 2,000 shares of Common Stock, representing less than one percent of such class. Marie Croatti is the widow of Aldo Croatti. Mrs. Croatti's address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. Mrs. Croatti disclaims beneficial interest in shares comprising part of the Estate of Aldo Croatti due solely to her position as executor thereof. See notes (3) and (4) above for information concerning Mrs. Croatti's interest in the CFLP and the Trust.

 (6) The address of FleetBoston Financial Corporation is 100 Federal Street, Boston, MA 02110. FleetBoston Financial Corporation owns shares of Common Stock only, representing 12.6% of such class. The Company has relied solely upon the information contained in the Schedule 13G filed with the Securities and Exchange Commission by FleetBoston Financial Corporation on June 27, 2003.

 (7) "Arnhold and S. Bleichroeder" refers to Arnhold and S. Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisers, Inc. The address of Arnhold and
     S. Bleichroeder is 1345 Ave. of the Americas, New York, NY 10105. Arnhold and S. Bleichroeder, beneficially owns shares of Common Stock only, representing 8.7% of such class. Arnhold and S. Bleichroeder shares voting and dispositive power over the shares listed with its investment advisory client(s). The Company has relied solely upon information contained in the
     Schedule 13G filed with the Securities and Exchange Commission by Arnhold and S. Bleichroeder on November 13, 2003.

 (8) The address of Dimensional Fund Advisers, Inc. ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Dimensional beneficially owns shares of Common Stock only, representing 8.5% of such class. Dimensional, an investment advisor registered under the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Issuer described in this schedule and Dimensional disclaims beneficial ownership of all securities reported in this schedule. The Company has relied solely upon the information contained in the Schedule 13G filed with the Securities and Exchange Commission by Dimensional on February 13, 2003.

 (9) The address of William Blair & Company, L.L.C. is 222 West Adams Street, Chicago, IL 60606. William Blair & Company, L.L.C. beneficially owns shares of Common Stock only, representing 7.1% of such class. The Company has relied solely upon the information contained in the Schedule 13G filed with the Securities and Exchange Commission by William Blair & Company, L.L.C. on February 13, 2003.

(10) "FMR Corp." refers to FMR Corp., Edward C. Johnson 3d (Chairman of FMR Corp.) and Abigail P. Johnson (Director of FMR Corp.). The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109. FMR Corp. owns shares of Common Stock only, representing 6.7% of such class. The Company has relied solely upon the information contained in the Schedule 13G filed with the Securities and Exchange Commission by FMR Corp. on June 10, 2003.

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation paid to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") during fiscal 2003 for each of the three fiscal years ended August 30, 2003, for services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                                      ----------------
                                          ANNUAL COMPENSATION(1)         SECURITIES       ALL OTHER
                                        ---------------------------      UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR   SALARY($)   BONUS($)   OPTIONS (SHARES)      (2)($)
---------------------------             ----   ---------   --------   ----------------   ------------
Ronald D. Croatti.....................  2003    373,555     69,497         2,100            21,864
  Chairman of the Board,                2002    356,733     61,250         2,100            20,998
  Chief Executive Officer and
     President                          2001    340,447     61,280         2,100            21,436

Cynthia Croatti.......................  2003    252,572     46,630         1,400            21,906
  Executive Vice President and          2002    240,280     41,255         1,400            21,017
  Treasurer                             2001    215,367     38,766         1,000            21,874

John B. Bartlett......................  2003    254,373     46,939         1,400            21,976
  Senior Vice President                 2002    240,577     41,306         1,400            20,924
  and Chief Financial Officer           2001    228,467     41,124         1,400            21,735

Bruce P. Boynton......................  2003    205,099     37,680         1,100            21,820
  Senior Vice President, Operations     2002    194,713     33,432         1,100            18,809
                                        2001    185,622     33,412         1,100            19,865

Dennis G. Assad.......................  2003    196,229     35,970         1,100            21,906
  Senior Vice President of Sales        2002    184,877     31,743         1,100            19,410
  and Marketing                         2001    181,141     31,662         1,100            20,758

---------------

 (1) Perquisites and other personal benefits paid to each Named Executive Officer in each instance aggregated less than 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each Named Executive Officer.

 (2) Amounts shown for each Named Executive Officer also include a car allowance of $5,240 for 2001, $5,608 for 2002 and $5,980 for 2003. For, 2001, 2002
     and 2003, the amount shown for each Named Executive Officer represents the sum of (i) the Company's matching contribution to the Named Executive Officer's 401(k) account and (ii) the Company's contributions to the Named Executive Officer's account under the Company's Profit Sharing Plan. The respective amounts for each Named Executive Officer are as follows: with respect to 2001 -- Ronald D. Croatti, $8,481 and $7,715, Cynthia Croatti, $9,208 and $7,425, John B. Bartlett, $8,780 and $7,715, Bruce P. Boynton, $6,911 and $7,715 and Dennis G. Assad, $7,803 and $7,715, with respect to 2002 -- Ronald D. Croatti, $8,817 and $6,573, Cynthia Croatti, $8,836 and $6,573, John B. Bartlett, $8,743 and $6,573, Bruce P. Boynton, $6,628 and $6,573, and Dennis G. Assad, $5,608 and $6,573, and with respect to 2003 -- Ronald D. Croatti, $8,000 and $7,884, Cynthia Croatti, $8,042 and $7,884, John B. Bartlett, $8,112 and $7,884, Bruce P. Boynton, $7,956 and $7,884 and Dennis G. Assad, $8,042 and $7,884.

OPTION GRANTS WITH RESPECT TO FISCAL YEAR 2003

     The following table sets forth the options granted with respect to the fiscal year ended August 30, 2003 to the Company's Named Executive Officers.

                                                      INDIVIDUAL GRANTS
                                      --------------------------------------------------    POTENTIAL REALIZABLE
                                                    PERCENT OF                                VALUE AT ASSUMED
                                      NUMBER OF    TOTAL OPTIONS                            ANNUAL RATES OF STOCK
                                      SECURITIES    GRANTED TO                             PRICE APPRECIATION FOR
                                      UNDERLYING     EMPLOYEES     EXERCISE                    OPTION TERM(1)
                                       OPTIONS      FOR FISCAL      PRICE     EXPIRATION   -----------------------
NAME                                  GRANTED(#)     YEAR 2003      ($/SH)       DATE         5%            10%
----                                  ----------   -------------   --------   ----------   ---------     ---------
Ronald D. Croatti...................    2,100           3.7%        $19.93     01/14/13     $26,321       $66,703
Cynthia Croatti.....................    1,400           2.5%        $19.93     01/14/13     $17,547       $44,469
John B. Bartlett....................    1,400           2.5%        $19.93     01/14/13     $17,547       $44,469
Bruce P. Boynton....................    1,100           2.0%        $19.93     01/14/13     $13,787       $34,940
Dennis G. Assad.....................    1,100           2.0%        $19.93     01/14/13     $13,787       $34,940

---------------

(1) These columns show the hypothetical gains or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

OPTION EXERCISES AND YEAR-END HOLDINGS

     The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers at August 30, 2003. No Named Executive Officer of the Company exercised any options to purchase Common Stock during fiscal 2003.

                 AGGREGATED FISCAL YEAR-END 2003 OPTION VALUES

                                           NUMBER OF SECURITIES
                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                            AUGUST 30, 2003(#)            AUGUST 30, 2003($)
                                        ---------------------------   ---------------------------
NAME                                    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                    -----------   -------------   -----------   -------------
Ronald D. Croatti.....................     3,675          4,725         $43,089        $41,609
Cynthia Croatti.......................     1,850          2,950         $21,339        $24,602
John B. Bartlett......................     2,450          3,150         $28,726        $27,739
Bruce P. Boynton......................     1,925          2,475         $22,571        $21,795
Dennis G. Assad.......................     1,925          2,475         $22,571        $21,795

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Company maintains the UniFirst Unfunded Supplemental Executive Retirement Plan (the "SERP") available to certain eligible employees of the Company and its affiliates. Retirement benefits available under the SERP are based on a participant's average annual base earnings for the last three years of employment prior to his retirement date ("Final Average Earnings"). Upon the retirement of a participant on his social security retirement date, the participant will be paid an aggregate amount equal to 2.4 times his Final Average Earnings over a twelve year period. Upon the death of a participant, the participant's designated beneficiary will be paid retirement benefits as above (determined as of the date of death if pre-retirement). The SERP provides that, upon any change of control, retirement benefits of participants who are age 50 or over and whose employment is terminated within three years of the change of control will become vested and payable, subject to certain years of service requirements.

                                                               ANNUAL RETIREMENT
AVERAGE COMPENSATION(1)                                           BENEFIT(2)
-----------------------                                        -----------------
$200,000....................................................        $40,000
$250,000....................................................        $50,000
$300,000....................................................        $60,000
$350,000....................................................        $70,000

---------------

(1) Average Compensation for purposes of this table is based on the participant's average base salary for the last three years of full-time employment preceding retirement.

(2) The Annual Retirement Benefit is payable for twelve years beginning at the participant's social security retirement age. There is no deduction for Social Security or other offset amounts.

                        REPORT OF COMPENSATION COMMITTEE

     During the 2003 fiscal year, the Compensation Committee consisted of Messrs. A. Cohen (Chairman), P. Cohen and Evans, three Directors who are not employees of the Company. The Compensation Committee reviews and approves the Company's executive compensation program.

COMPENSATION PHILOSOPHY

     The Company seeks to attract and retain executive officers who, in the judgment of the Company's Board of Directors, possess the skill, experience and motivation to contribute significantly to the long-term success of the Company and to long-term stock price appreciation. With this philosophy in mind, the Compensation Committee follows an executive officer compensation program designed to foster the mutuality of interest between the Company's executive officers and the Company's shareholders and to provide senior management additional incentive to enhance the sales growth and profitability of the Company, and thus shareholder value.

     The Compensation Committee reviews its compensation policy annually. Compensation of executive officers currently consists of a base salary and, based on the achievement of predetermined corporate performance objectives, a cash bonus. In addition, for fiscal 2003 the Company issued options to purchase a total of approximately 56,200 shares to over 90 officers, general managers and other management personnel. Although the Company's fiscal year ends in August, compensation decisions generally are made on a calendar year basis.

BASE SALARY

     Each year, the Compensation Committee consults with the Chief Executive Officer with respect to setting the base salaries of its executive officers, other than the Chief Executive Officer, for the ensuing year. Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, each executive officer's contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels generally paid to executives at other companies.

INCENTIVE COMPENSATION PLAN

     Annual cash bonuses for executive officers of the Company are determined in accordance with the Company's incentive compensation plan, the philosophy and substantive requirements of which are reviewed by the Compensation Committee each year. Cash bonuses are determined with reference to, among other things, the Company's financial performance.

     Each year, the Compensation Committee confers with the Chief Executive Officer and establishes performance goals. The cash bonuses awarded depend on the extent to which the performance of the Company meets or exceeds the budgeted amounts. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance criteria which apply uniformly to the Company's executive officers. Bonuses are determined and paid annually after the end of each fiscal year.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee established the compensation of Ronald D. Croatti, the Chief Executive Officer, for 2003 using the same criteria applicable to determining compensation levels and bonuses for other executive officers as noted in this report. Such criteria included the financial performance of the Company during the 2002 fiscal year, the compensation levels generally paid to executives of other companies, and Mr. Croatti's contribution to the profitability, sales growth, return on equity and market share of the Company during the 2002 fiscal year and his leadership of the Company. The Compensation Committee determined that Mr. Croatti provided the Company with exceptional leadership, skills and effort and, therefore, increased his salary commensurate with increases granted to other executive officers of the Company. Mr. Croatti's 2003 calendar year base salary was established at $375,000, a 7% increase from the prior year.

                                          Submitted by the Compensation
                                          Committee
                                          for fiscal 2003

                                          Albert Cohen (Chairman)
                                          Phillip L. Cohen
                                          Donald J. Evans

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Messrs. A. Cohen, P. Cohen and Evans. None of these individuals has served as an officer or employee of the Company or any of its subsidiaries. The Company is not aware of any compensation committee interlocks.

                           REPORT OF AUDIT COMMITTEE

     The Audit Committee has:

     - Reviewed and discussed the audited financial statements with management.

     - Discussed with the independent auditors the matters required to be discussed by SAS 61.

     - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

     - Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee
                                          for fiscal 2003:

                                          Phillip L. Cohen (Chairman)
                                          Albert Cohen
                                          Donald J. Evans

INDEPENDENT AUDITORS

     Audit Fees. During fiscal 2003, the aggregate fees and expenses billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements totaled $382,600. During fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Arthur Andersen LLP and Ernst & Young LLP for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements were $65,755 and $210,000, respectively.

     Audit-Related Fees. During fiscal 2003, the aggregate fees and expenses billed for assurance and related services rendered by Ernst & Young LLP that were reasonably related to the performance of the audit or review of the Company's annual financial statements and review of the Company's quarterly financial statements, totaled $5,000. During fiscal 2002, the aggregate fees and expenses billed for assurance and related services rendered by Ernst & Young LLP that were reasonably related to the performance of the audit of the Company's annual financial statements and review of the Company's quarterly financial statements, totaled $12,000, and the aggregate fees and expenses billed for similar services by Arthur Andersen LLP totaled $9,000.

     Tax Fees. During fiscal 2003, the aggregate fees and expenses billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning, consisting primarily of reviewing the Company's federal and state income tax returns totaled approximately $73,000. During fiscal 2002, there were no aggregate fees and expenses billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. The aggregate fees and expenses billed for professional services rendered by Arthur Andersen LLP for tax compliance, tax advice and tax planning, consisting primarily of reviewing the Company's federal and state income tax returns totaled $146,000.

     All Other Fees. During fiscal 2003, the aggregate fees and expenses billed for professional services rendered by Ernst & Young LLP to the Company not covered in the three preceding paragraphs totaled approximately $30,000, which were primarily for advisory services. During fiscal 2002, there were no aggregate fees and expenses billed for professional services rendered by Ernst & Young LLP to the Company not covered in the three preceding paragraphs. Also during fiscal 2002, the aggregate fees and expenses billed for professional services rendered by Arthur Andersen LLP to the Company not covered in the three preceding paragraphs totaled $2,660,595, which were primarily for services related to the implementation of a general ledger accounting system.

     All of the services described in the four preceding paragraphs were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence and has concluded that it is.

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Stock, based on the market price of the Common Stock, with the cumulative total shareholder return of a peer group and of companies within the Standard & Poor's 500 Stock Index, in each case assuming reinvestment of dividends. The peer group is composed of Cintas Corporation, G & K Services, Inc. and Angelica Corporation. The calculation of cumulative total shareholder return assumes a $100 investment in the Common Stock, the peer group and the S&P 500 Stock Index on August 28, 1998.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                          AMONG UNIFIRST CORPORATION,
                       THE S&P 500 INDEX AND A PEER GROUP

                 [FIVE YEAR CUMULATIVE TOTAL RETURN LINE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                     Aug. 98      Aug. 99      Aug. 00      Aug. 01      Aug. 02      Aug. 03
----------------------------------------------------------------------------------------------------------------
 UniFirst Corporation                 100.00        60.43        41.03        68.33        96.04       107.24
----------------------------------------------------------------------------------------------------------------
 S & P 500                            100.00       139.83       162.64       122.98       100.85       113.02
----------------------------------------------------------------------------------------------------------------
 Peer Group                           100.00       119.35       137.24       153.21       148.51       137.67
----------------------------------------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company retained during the 2003 fiscal year, and proposes to retain during the 2004 fiscal year, the law firm of Goodwin Procter LLP. Donald J. Evans, a Director of the Company, was formerly a partner of the law firm of Goodwin Procter LLP. Raymond C. Zemlin, the Secretary and Clerk of the Company, is the sole shareholder of Raymond C. Zemlin, P.C., which is a partner in the law firm of Goodwin Procter LLP.

DIRECTOR COMPENSATION

     During the 2003 fiscal year, each Director who was not an employee of the Company received an annual Director's fee of $15,000 per year, an annual fee of $2,500 for chairing a board committee, $1,375 per Directors' meeting attended, $250 per board committee meeting attended if held on the same day as a Directors' meeting, $500 per board committee meeting attended if not held on the same day as a Directors' meeting and $250 per Directors' meeting and committee meeting attended by telephone. It is expected that, for the 2004 fiscal year, such fees will be $17,500, $2,500, $2,250, $250, $1,000 and $500, respectively.
Each Director who was also an employee of the Company received no Director's fees during fiscal year 2003, and will receive no Director's fees during fiscal year 2004.

                     2. AMENDMENT TO 1996 STOCK OPTION PLAN

GENERAL

     On November 4, 2003, the Company's Board of Directors voted to amend the Company's Amended 1996 Stock Incentive Plan (the "Plan") and approved submission of the amendment to the shareholders of the Company for their approval. The Plan was initially adopted by the Board of Directors on November 6, 1996 and approved by the shareholders on January 14, 1997. The Plan was subsequently amended, and such amendment was approved by the shareholders on January 8, 2002, to increase the number of shares available for issuance under the Plan from 150,000 to 450,000. The second amendment to the Plan (the "Amendment") provides that no new awards may be granted under the Plan after January 8, 2012, authorizes the grant of stock-based incentive awards under the Plan to members of the Board of Directors who are not employees of the Company ("Non-Employee Directors") and deletes authority to include in any option grant a so-called "re-load" feature. A copy of the Plan, which has been previously filed with the Securities and Exchange Commission, may be obtained upon written request to the Company's Corporate Secretary at the address listed on page 1. A copy of the Amendment is attached as Appendix G to this proxy statement.

RECOMMENDATION

     The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the Directors, officers and other employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends on for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that, in order to attract qualified persons to serve as Non-Employee Directors of the Company and to reward current Non-Employee Directors for their service to the Company, it is important that Non-Employee Directors should be eligible to receive stock option grants under the Plan. The Board of Directors believes that this Amendment is necessary to help the Company to achieve its goals by keeping the Company's incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the Amendment is in the best interests of the Company and its shareholders and recommends that the shareholders approve the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE AMENDMENT BE APPROVED, AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

SUMMARY OF THE AMENDMENT

     As required by recent changes to the New York Stock Exchange requirements, the amendment provides that no new awards may be granted under the Plan after January 8, 2012.

     The Board of Directors further believes that it should have the flexibility to make equity grants to Non-Employee Directors in order to attract qualified persons to serve on the Company's Board of Directors. The ability to attract qualified Non-Employee Directors has become more significant in light of recent corporate governance initiatives under the Sarbanes-Oxley Act of 2002 and related requirements adopted by the Securities and Exchange Commission and the New York Stock Exchange. Accordingly, the Amendment authorizes the grant of Non-Qualified Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards under the Plan to Non-Employee Directors. In addition, under the terms of the Amendment, each Non-Employee Director who is serving as a Director of the Company on the third business day after each annual meeting of shareholders, beginning with the 2004 annual meeting, shall be granted a Non-Qualified Option to acquire a number of shares of stock as determined annually by the Committee. The exercise price of each such option will be the fair market value of the stock on the date of grant. In addition, unless otherwise determined by the Committee the option will be exercisable in full on the date of grant, and the option will terminate on the later to occur of the eighth anniversary of the date of grant or two years following the date on which the optionee ceased to be a Director of the Company.

SUMMARY OF THE PLAN

     The following description of certain features of the Plan, including the proposed Amendment, is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan and the Amendment.

     Shares Subject to the Plan. An aggregate of 450,000 shares of common stock have been reserved for issuance under the Plan.

     Plan Administration; Eligibility. The Board of Directors or a committee thereof appointed by the Board (such committee, or the Board acting in such capacity, the "Committee") has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. Persons eligible to participate in the Plan will be such officers and other employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its subsidiaries, as selected from time to time by the Committee. The Amendment includes Non-Employee Directors in the group of persons eligible to participate in the Plan. The number of individuals potentially eligible to participate in the amended Plan is approximately 7,900 persons.

     Stock Options. The Plan permits the granting of both (i) options to purchase common stock intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) options that do not so qualify ("Non-Qualified Options"). The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Stock Options. The term of each option will be fixed by the Committee and may not exceed ten years from date of grant in the case of an Incentive Stock Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery of shares of Common Stock that are not then subject to restrictions under any Company Plan and that have been beneficially owned by the optionee for at least six months. Such shares will be valued at their fair market value on the exercise date. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

     To qualify as Incentive Stock Options, options must meet additional Federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Stock Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large shareholders.

     Stock Options Granted to Non-Employee Directors. The Amendment provides that each Non-Employee Director who is serving as a Director of the Company on the third business day after each annual meeting of shareholders, beginning with the 2004 annual meeting, shall be granted a Non-Qualified Option to acquire a number of shares of stock as determined annually by the Committee. The exercise price of each such Non-Qualified Option will be the fair market value of Common Stock on the date of grant. Unless otherwise determined by the Committee the option will be exercisable in full on the date of grant, and the option will terminate on the later to occur of the eighth anniversary of the date of grant or two years following the date on which the optionee ceased to be a Director of the Company. The Amendment also provides that the Committee may make discretionary grants of Non-Qualified Options to Non-Employee Directors, subject to the terms of the Plan.

     Stock Appreciation Rights. The Committee may also grant stock appreciation rights ("SARs") entitling the recipient, upon exercise, to receive an amount in cash or shares of Common Stock, or a combination thereof, having a value equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share set by the Committee at the time of grant (or over the option exercise price per share if the SAR was granted in tandem with a Stock Option) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Committee. SARs may be granted independently or in tandem with the grant of a stock option. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

     Restricted Stock. The Committee may also award shares of Common Stock subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price, if any, of shares of Restricted Stock will be determined by the Committee. Recipients of Restricted Stock must enter into a Restricted Stock Award Agreement with the Company, in such form as the Committee determines. The Committee at the time of grant shall specify the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse and the shares become vested. The Committee may at any time waive such restrictions or accelerate such dates. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the vesting of such Restricted Stock, the Company shall have the right to repurchase the shares or to require their forfeiture if acquired at no cost, from the participant or participant's legal representative. Prior to the vesting of Restricted Stock, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the Plan or in the Restricted Stock award agreement.

     Unrestricted Stock. The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the Plan ("Unrestricted Stock").

     Performance Share Awards. The Committee may also grant awards entitling the recipient to receive shares of Common Stock upon the achievement of specified performance goals and such other conditions as the Committee shall determine ("Performance Share Awards"). Except as otherwise determined by the Committee, rights under a Performance Share Award will terminate upon a participant's termination of employment. Performance Shares may be awarded independently or in connection with stock options or other awards under the Plan.

     Adjustments for Stock Dividends, Mergers, Etc. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Company or similar event, the Committee, in its discretion, may provide for substitution or adjustments or may (subject to the provisions described below under "Change of Control Provisions") accelerate or, upon payment or other consideration for the vested portion of any awards as the Committee deems equitable in the circumstances, terminate such awards.

     Tax Withholding. Plan participants are responsible for the payment of any Federal, state or local taxes which the Company is required by law to withhold from the value of any award. The Company may deduct any such taxes from any payment otherwise due to the participant. Participants may elect to have such tax obligations satisfied either by authorizing the Company to withhold shares of stock to be issued pursuant to an award under the Plan or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel outstanding awards (or provide substitute awards at the same or a reduced exercise price, or with no exercise or purchase price) for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, Plan amendments shall be subject to approval by the Company's shareholders if and to the extent required by (i) the New York Stock Exchange rules, or (ii) the Code to ensure that Incentive Stock Options are qualified under Section 422 of the Code.

     Change of Control Provisions. The Plan provides that in the event of a "Change of Control" (as defined in the Plan) of the Company, all stock options, SARs and Performance Share Awards shall automatically become fully exercisable. Restrictions and conditions on awards of Restricted Stock shall automatically be deemed waived. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

     The following is a summary of the principal Federal income tax consequences of option grants under the Plan. It does not describe all Federal tax consequences under the Plan, nor does it describe state or local tax consequences.

     Incentive Options. Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the employee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax. Under current law, an employee will not have any additional FICA (Social Security taxes) upon exercise of an Incentive Option. Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of his Incentive Option.

     An Incentive Option that is exercised in accordance with its terms by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.

     Non-Qualified Options. There are no Federal income tax consequences to either the optionee, or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company will be entitled to a Federal income tax deduction in an amount equal to such excess. Upon exercise, the optionee will also be subject to FICA (Social Security taxes) on the excess of the fair market value over the exercise price of the option. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares. Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

     Parachute Payments. The exercise of any portion of any option that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

     Limitation on Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than performance-based compensation) in excess of $1 million a year.

VOTE REQUIRED

     The Amendment to the Plan will not take effect unless it is approved by the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock and Class B Common Stock, voting as a single class, represented and entitled to vote at the Annual Meeting provided that a quorum is present. Consistent with applicable law, the Company intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, and abstentions will also count in determining total votes cast. Any share not voted (whether by broker non-vote or otherwise) will have no impact on the proposal for approval of the Amendment, except to the extent that the failure to vote results in less than 50% in interest of all securities entitled to vote actually casting votes.

NEW PLAN BENEFITS

     The number of shares of Common Stock that may be granted to executive officers and other employees is indeterminable at this time, as such grants are subject to the discretion of the Committee. The number of shares of Common Stock that may be granted to Non-Employee Directors is indeterminable at this time, as such grants are subject to the discretion of the Committee. However, the Committee has determined that each Non-Employee Director will be granted a Non-Qualified Option to purchase 500 shares of Common Stock on the third business day after the 2004 annual meeting of shareholders. Details on option grants to Named Executive Officers are presented in the tables titled "Summary Compensation Table" and "Option Grants with respect to Fiscal Year 2003." The table below shows information about awards to be made to all Non-Employee Directors as a group under the Plan in 2004.

                                                                       NUMBER OF SHARES
                                                          DOLLAR       OF COMMON STOCK
NAME AND POSITION                                         VALUE    UNDERLYING STOCK OPTIONS
-----------------                                         ------   ------------------------
All Non-Executive Officer Directors, as a group (4
  persons)..............................................   (1)              2,000

---------------

(1) The exercise price of each stock option shall be the fair market value of the Common Stock underlying the stock option as of the date of grant. The value that may be realized from a stock option will depend on the fair market value of the Common Stock upon the exercise of the stock option.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information concerning the Company's equity compensation plans as of August 30, 2003.

                                                                                            NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                               NUMBER OF SECURITIES TO BE   WEIGHTED AVERAGE EXERCISE   FUTURE ISSUANCE UNDER EQUITY
                                ISSUED UPON EXERCISE OF       PRICE OF OUTSTANDING           COMPENSATION PLAN
                                  OUTSTANDING OPTIONS,          OPTIONS, WARRANTS          (EXCLUDING SECURITIES
PLAN CATEGORY                     WARRANTS AND RIGHTS              AND RIGHTS             REFERENCED IN COLUMN(A))
-------------                  --------------------------   -------------------------   ----------------------------
                                     (a)                          (b)                          (c)
Equity compensation plans
  approved by security
  holders....................           187,700                      $16.10                       243,175
Equity compensation plans not
  approved by security
  holders....................                 0                         N/A                             0
Total........................           187,700                      $16.10                       243,175

                                3. OTHER MATTERS

     Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the enclosed proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Ernst & Young LLP has served as the Company's independent auditors since 2002. The Board of Directors has selected the firm of Ernst & Young LLP ("Ernst & Young"), independent public accountants, to serve as independent auditors for the 2004 fiscal year. Ernst & Young has served as the Company's independent auditors since June 24, 2002. A representative of Ernst & Young is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

     On June 24, 2002, the Board of Directors decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as its independent auditors and instead engage Ernst & Young to serve as the Company's independent auditors for the fiscal year ending August 31, 2002. The decision by the Board of Directors to replace Arthur Andersen with Ernst & Young was based on the recommendation of the Company's Audit Committee.

     Arthur Andersen's audit reports on the Company's consolidated financial statements for the year ended August 25, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the year ended August 25, 2001 and through June 24, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     As reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2002, the Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 to that Current Report on Form 8-K is a copy of Arthur Andersen's letter, dated June 26, 2002, stating its agreement with such statements.

     During the year ended August 25, 2001 and through June 24, 2002, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SHAREHOLDER PROPOSALS

     Any shareholder desiring to present a proposal for inclusion in the Company's Proxy Statement in connection with the Company's 2005 Annual Meeting of Shareholders must submit the proposal so as to be received by the Clerk of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 12, 2004. In addition, in order to be included in the proxy statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

     Shareholders wishing to present business for action, other than proposals to be included in the Company's Proxy Statement, or to nominate candidates for election as Directors at a meeting of the Company's shareholders, must do so in accordance with the Company's By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2005 Annual Meeting, such shareholder proposals or nominations may be made only by a shareholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 17, 2004 and no later than October 31, 2004.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU DESIRE TO VOTE YOUR STOCK IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED.

     December 10, 2003

                                                                      APPENDIX A

                              UNIFIRST CORPORATION
                            AUDIT COMMITTEE CHARTER

     (Adopted by the Board of Directors at a meeting held on April 8, 2003 as a complete restatement of the prior Audit Committee Charter)

I.  GENERAL STATEMENT OF PURPOSE

     The principal purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of UniFirst Corporation (the "Company") are to:

     - assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company's financial statements and reporting process,
       (2) the qualifications, independence and performance of the Company's independent auditors, (3) the performance of the Company's internal audit function, and; (4) the Company's compliance with legal and regulatory requirements;

     - prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.  COMPOSITION

     The Audit Committee shall consist of at least three (3) members of the Board, each of whom shall satisfy the independence requirements established by the New York Stock Exchange Listed Company Manual for listing on the exchange. Each member of the Audit Committee shall be financially literate (or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee), as such qualification is interpreted by the Board in its business judgment. At least one member of the Audit Committee shall meet the requirements for being a "financial expert" under the rules promulgated by the SEC and have sufficient accounting or related financial management expertise.

     The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

     No member of the Audit Committee may simultaneously serve on the audit committee of more than three (3) issuers having securities registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

III.  COMPENSATION

     A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.  MEETINGS

     The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. Meetings may be in person or by conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. Minutes of all meetings of the Audit Committee shall be kept. In lieu of a meeting, the Audit Committee may act by unanimous written consent.

     Periodically, the Audit Committee shall also meet separately with management and with the independent auditors.

V.  RESPONSIBILITIES AND AUTHORITY

  A.  REVIEW OF CHARTER

     - The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B.  ANNUAL PERFORMANCE EVALUATION OF THE AUDIT COMMITTEE

     - At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board and the Nominating and Corporate Governance Committee.

  C. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

     - The Audit Committee shall have the sole authority to retain and terminate the Company's independent auditor and approve all audit engagement fees. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

     - The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

     - The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

     - The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

     - The Audit Committee shall instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee.

     - The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

     - The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

     - The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

      - obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review, of the auditors, or by any inquiry or investigation by government or professional authorities within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) to assess the auditor's independence, all relationships between the independent auditor and the Company;

      - review and evaluate the performance of the independent auditor and the lead partner of the independent auditor; and

      - assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.

     In this regard, the Audit Committee may also (1) seek the opinion of management of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

     - The Audit Committee shall recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

  D.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

     - The Audit Committee shall review the overall annual audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

     - The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

     (i) the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, and (c) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations," prior to the filing of the Company's Annual Report on Form 10-K;

     (ii) any analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

     (iii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

     (iv) major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company's selection or application of accounting principles; and

     (v) the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

     - The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     - The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company's internal accounting and reporting function, and (3) any significant disagreements with management.

     - The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 ("SAS 61") including any difficulties that the auditor may have encountered with management or others regarding:

     (i) any restrictions on the scope of the independent auditors' activities or access to requested information;

     (ii) any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

     (iii) any communications between the audit team and the audit firm's national office regarding material auditing or accounting issues presented by the engagement;

     (iv) any management or internal control letter issued by the auditors; and

     (v) any significant disagreements between the Company's management and the independent auditors.

     - The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to
       Section 10A(k) of the Exchange Act.

     - If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

     - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the most recently completed fiscal year.

     - The Audit Committee shall prepare the Audit Committee report required by
       Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  E.  INTERNAL CONTROLS

     - The Audit Committee shall discuss with management and the independent
       Auditor:

      - The adequacy of the Company's internal accounting controls and the financial reporting process.

      - The status of internal control recommendations made by the independent auditor and personnel responsible for the internal audit function.

     - The Audit Committee shall discuss with personnel responsible for the internal audit function the overall scope and plans for this function, including the adequacy of staffing and coordination with the independent Auditor.

     - The Audit Committee shall periodically receive reports from and discuss with the Company's general counsel any material litigation or legal matters, the adequacy of the policies and practices of the Company related to compliance with key regulatory requirements and any potential or actual conflicts of interest involving directors and officers.

     - In connection with the Audit Committee's evaluation of the Company's internal audit function, the Audit Committee may evaluate the performance of the senior officer or officers responsible for the internal audit function.

  F.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

     - The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company's Quarterly Reports on Form 10-Q, (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial

       Condition and Results of Operations" and (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

  G.  EARNINGS PRESS RELEASES

     - The Audit Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of "pro forma" or "adjusted" non-GAAP information).

  H.  RISK ASSESSMENT AND MANAGEMENT

     - The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company's exposure to risk is assessed and managed by management.

     - In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

  I.  PROCEDURES FOR ADDRESSING COMPLAINTS AND CONCERNS

     - The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  J.  REGULAR REPORTS TO THE BOARD

     - The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

  K.  LEGAL AND REGULATORY COMPLIANCE

     - The Audit Committee shall discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     - The Audit Committee shall discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

VI.  ADDITIONAL AUTHORITY

     The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A.  ENGAGEMENT OF ADVISORS

     - The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B.  GENERAL

     - The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

     - The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

     - In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

     - The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

     Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company's Statement of Corporate Policy and Code of Business Conduct and Ethics.

                                                                      APPENDIX B

                              UNIFIRST CORPORATION
                         STATEMENT OF CORPORATE POLICY
                    AND CODE OF BUSINESS CONDUCT AND ETHICS

INTRODUCTION AND GENERAL STATEMENT

     It is the policy of UniFirst Corporation to comply with the law and to conduct its affairs in keeping with high moral, legal and ethical standards. We will continue to conduct our business with integrity in relation to customers, suppliers, competitors and all others with whom we deal, including other employees. All employees, officers and directors are expected to perform their duties honestly, responsibly and diligently, and in full compliance with this policy.

     This Statement of Corporate Policy and Code of Business Conduct and Ethics (this "Statement") is being issued to reaffirm our policy in all areas, including compliance with laws, environmental matters, antitrust laws, conflicts of interest, political contributions, payments to government officials or others, giving or receiving gifts, proper accounting, the use of inside information, confidentiality, fair dealing, and protection and proper use of Company assets. The Statement is therefore an expression of our views on some of the most significant aspects of business ethics and legal compliance. However, no code of conduct can address every situation. Rather, we must rely in large measure on the integrity and good judgment of our employees to observe the highest standards of business and personal ethics in the discharge of their assigned duties and responsibilities. We hope that this Statement will provide guidance to our officers, directors, managers and other employees at our various locations in dealing with the difficult and often unique issues which may arise in the day-to-day conduct of our business.

     This Statement is applicable to UniFirst Corporation, its officers, directors, managers and employees at all of its domestic and foreign locations. References to the Company in this Statement include all subsidiaries of the Company. The integrity, reputation and profitability of the Company ultimately depend upon the individual actions of the Company's employees, officers and directors. As a result, each such individual is personally responsible and accountable for compliance with this Statement. All references in the Statement to "employees" should be understood to include all employees, officers and directors of the Company (including its subsidiaries), unless the context requires otherwise.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

     The business of the Company shall be conducted in compliance with all applicable laws, rules and regulations. The use of Company funds or assets for any purpose that would be in violation of applicable laws, rules and regulations is prohibited. Compliance with the law means not only observing the letter and spirit of the law, but also conducting our business in such a manner that the Company will continue to deserve and receive recognition as a good and law-abiding citizen. Our reputation as a good corporate citizen is one of the most valuable assets the Company possesses. The determination of which laws, rules and regulations are applicable and their interpretation may be difficult. In such cases, managers and employees should consult with their supervisor and/or seek such legal advice as is necessary to comply with this Statement.

ENVIRONMENTAL LAWS AND REGULATIONS

     It is the policy of the Company to conduct all of its operations in strict compliance with all applicable environmental laws and regulations so as to promote the protection of public health and the environment. Further, it is the Company's policy to develop and implement reasonable, sound environmental engineering practices in cooperation with interested regulatory officials whenever possible. It is the responsibility of all Company employees to fully implement the letter and spirit of this policy, and General Managers of the Company have particular obligations to monitor and expedite implementation at their facilities.

ANTITRUST LAWS

     The business of the Company shall be conducted in compliance with all applicable antitrust laws. In general terms, this means that agreements or arrangements which substantially lessen or eliminate competition should be avoided. In addition, agreements with competitors which would have an impact on prices, marketing areas, production volumes, sources of supply and channels of distribution, are potential antitrust violations and must be avoided. Other suspect areas are the exchange of price information, reciprocal dealing, discrimination in prices and other unfair methods of competition. When in doubt, the employee should discuss the matter with his supervisor and/or legal counsel to the Company before taking any questionable action.

CONFLICTS OF INTEREST

     Conflicts of interest may arise in many situations. They happen when an employee benefits directly or indirectly at the Company's expense or when his or her actions are contrary to the Company's objectives. Every employee is expected to avoid any activity, investment, interest or association that interferes with or appears to interfere with the independent exercise of judgment in the Company's best interests. Clearly, it is impossible to describe every conflict situation. Therefore, in cases where there is any doubt whether an action is proper or improper, employees should consult their supervisor or the Chief Financial Officer of the Company before taking any action.

     No employee of the Company shall use his or her position to benefit any other business or person outside the Company, or to benefit the employee independently of the Company's business. This means, for example, that no employee of the Company, or any member of his or her family, shall directly or indirectly participate in, or have a significant connection with, any business which competes with or is a supplier to the Company unless that participation is made known to the Company in advance and acknowledged in writing by the Chairman of UniFirst Corporation or his or her designee. Similarly, an employee may not engage directly or indirectly in any outside business activity involving contact with, or work for the benefit of, Company customers, unless the activity is disclosed to the Company in advance and acknowledged in writing by the Chairman or his designee.

     Ownership of stock in a publicly held company which may deal or compete with the Company will not violate this Statement, as long as the employee owns less than 1 % of the outstanding stock of that publicly held company.

POLITICAL CONTRIBUTIONS

     No illegal political contributions of Company funds are to be made, directly or indirectly, to any government official, political party, political party official, election committee or candidate for political office in the United States or in any other country. Political contributions may be made in jurisdictions where permitted by law, but (to the extent a contribution is in excess of $500) only when the Board of Directors of UniFirst Corporation has specifically approved them. Moreover, no employee is to represent or claim to represent the Company in political matters, either directly or indirectly, without first obtaining clearance from the Chairman or his or her designee.

     This policy is not intended to prohibit employees from engaging in political activities in an individual capacity on their own time and at their own expense, or from making political contributions from their own funds.

IMPROPER PAYMENTS

     It is contrary to Company policy, and under some circumstances may be a violation of law, for any improper payments to be arranged for or made, directly or indirectly, on behalf of the Company. Such payments would include bribes, kickbacks, loans, guarantees or other payments given to any customer, supplier, or others in connection with obtaining orders or favorable treatment or for any illegal purpose. It is also improper for any such payments to be arranged for or made to any public official (including federal, state, local and foreign officials) or designated agent for the purpose of influencing any official act or decision to benefit the Company. Payments that are likely to have the effect of improperly influencing decisions to the Company's benefit are equally improper, whether or not that purpose was intended. This policy extends not only to direct payments but also to indirect payments made in any form through consultants or other third parties.

GIVING OR RECEIVING GIFTS

     In connection with the Company's business, no employee may give, seek or accept any type of compensation, fee, commission, gift, entertainment, or any other personal favor, to or from any person, including other employees, prospective employees, customers, competitors, suppliers and others with whom the Company has or is likely to have any business relationships. Any employee who has reason to believe that any existing or potential supplier, customer, or competitor of the Company is attempting to influence his judgment through the offering of gifts or gratuities, shall report the relevant facts to the principal operating officer at his location.

     The foregoing is not intended to prohibit the giving or accepting of social amenities, within the bounds of good taste and consistent with generally accepted business practices.

     However, practices that are acceptable in commercial business environments may be against the law or the policies governing federal, state or local government employees. Therefore, no gifts or business entertainment of any kind may be given to any government employee without the prior approval of the Chief Financial Officer.

     The Foreign Corrupt Practices Act ("FCPA") prohibits giving anything of value directly or indirectly to any "foreign official" for the purpose of obtaining or retaining business. When in doubt as to whether a contemplated payment or gift may violate the FCPA, contact the Chief Financial Officer before taking any action.

COMPANY RECORDS

     The Company's accounting system must meet certain requirements for consistency, uniformity and internal control. These requirements are imposed by management, government laws and regulations and reporting obligations to stockholders and outside agencies. The books of account, financial statements and records of the Company shall accurately and fairly reflect all transactions in reasonable detail. They must be maintained in accordance with generally accepted accounting principles as well as all applicable laws and regulations. All assets and liabilities of the Company shall be properly recorded in the books of the Company. No employee shall make a false or misleading statement to the Company's independent auditors or internal auditors, nor shall any employee conceal or fail to reveal any information which is necessary to make the statements made to such auditors not misleading.

INSIDE INFORMATION

     "Inside information" is any material financial, technical or other information which is not known to the public, and which an employee obtains in the course of his or her employment. The use or disclosure of inside information for the purpose of obtaining personal financial gain or which enables any other person or business to attempt to make such gains is a violation of this Statement and probably a violation of the law. Such use or disclosure would include the purchase or sale of the common stock or other securities issued by the Company. For a more detailed description of the Company's insider trading policies, please refer to the UniFirst Corporation Procedures and Guidelines Governing Securities Trades by Insiders, which is incorporated by reference into this Statement. Employees are required to familiarize themselves and comply with the Company's Procedures and Guidelines Governing Securities Trades by Insiders, copies of which are distributed to all employees and are available from the Company's human resources department.

CONFIDENTIALITY

     Confidential proprietary information generated and gathered in the Company's business plays a vital role in the continued growth of the Company and its ability to compete. Employees are required not to disclose or distribute such confidential proprietary information, except when disclosure is authorized by the Company or required by law, and shall use such information solely for legitimate Company purposes. Upon leaving the Company, employees must return all proprietary information in their possession.

     "Confidential proprietary information" includes all non-public information that might be of use to competitors or harmful to the Company or its customers if disclosed. This includes information relating to the Company's former or current customers, products, business or marketing plans or projections, unpublished financial or pricing information, personnel information, salary and benefits data, customer, employee and supplier lists, and intellectual property, such as trade secrets, patents, trademarks and copyrights.

     Employees working with confidential or proprietary information about other companies and individuals should protect that information, use it only in the proper context and make it available only to other Company employees with a legitimate need to know. In presenting such information, employees should disclose the identity of the organization or individuals only if necessary.

     If an employee has any questions concerning whether information in his or her possession is confidential, or whether disclosure or other use of information is permissible, he or she should consult his or her supervisor or the Chief Financial Officer.

FAIR DEALING

     Employees are required to act fairly, honestly, ethically and in accordance with applicable law in all business dealings on behalf of the Company, including in all dealings with the Company's customers, suppliers, competitors and employees.

PROTECTION AND PROPER USE OF COMPANY ASSETS

     Employees are required to protect the Company's assets entrusted to them and to protect the Company's assets in general. Employees shall also ensure that Company assets are used only for legitimate business purposes consistent with the Company's guidelines. Loss, theft and misuse of Company assets have a direct impact on the Company's profitability. Each employee is further prohibited from
(i) diverting to himself or herself or to others any corporate opportunities that are discovered through the use of Company property or information or his or her position, (ii) using Company property or information or his or her position for personal gain, or (iii) competing with the Company (as discussed under "Conflicts of Interest"). Any questions concerning the protection and proper use of Company assets should be directed to the appropriate supervisor or the Chief Financial Officer.

QUALITY OF PUBLIC DISCLOSURES

     The Company is committed to providing its shareholders with full and accurate information, in all material respects, about the Company's financial condition and results of operations. The Company's reports and documents filed with or submitted to the Securities and Exchange Commission shall include full, fair, accurate, timely and understandable disclosure. The Company's Disclosure Committee, consisting of members of senior management, established for purposes of assessing the Company's internal controls for financial reporting, shall be primarily responsible for monitoring such public disclosure.

COMMUNICATION OF POLICY AND EMPLOYEE DECLARATIONS

     A copy of this Statement, as it may be amended from time to time, shall be made available to all employees, officers and Directors. All officers, directors and general managers will be requested to sign, periodically, a statement acknowledging they have received copies of the Statement, including a declaration of their compliance with this Statement. The purpose of this declaration is to underline the importance to the Company of compliance with this Statement. In addition, it allows the Company to demonstrate, at all times, that proper standards of conduct are emphasized and maintained. Adherence to these requirements is a condition of employment (both beginning and continuing).

DISCIPLINARY ACTION

     It is the personal responsibility of each and every employee of the Company to observe and strictly abide by this Statement. Any employee involved in a violation of this Statement will be subject to disciplinary action according to local laws and regulations and applicable Company disciplinary procedure. Subject to local laws and regulations, the penalties may include warning, reprimand, probation, suspension, reduction in salary, demotion, restitution and dismissal depending on the seriousness of the violation.

     Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as (i) persons who fail to use reasonable care to detect a violation, (ii) persons who if requested to divulge information withhold material information regarding a violation, and (iii) supervisors who approve or condone the violations or attempt to retaliate against employees for reporting violations or violators.

REVIEW OF POLICY

     This statement shall be reviewed periodically by the Board of Directors of UniFirst Corporation to consider amendments or modifications to the Statement or its implementation.

COMPLIANCE, REPORTING, CONFIDENTIALITY AND INTERPRETATION OF THIS STATEMENT

     The Audit Committee of the Board of Directors shall be responsible for administering and monitoring compliance with this Statement. The Audit Committee shall establish such procedures as it shall deem necessary or desirable in order to discharge this responsibility, including delegating authority to officers and other employees and engaging advisors. Administration of the Statement shall include periodically reviewing the Statement and proposing any changes to the Statement which are deemed necessary or appropriate for action by the Audit Committee. The Company shall take reasonable steps to monitor and audit compliance with the Statement, including the establishment of monitoring and auditing systems that are reasonably designed to detect conduct in violation of the Statement. Management level employees are responsible for communication of and compliance with this policy within their respective organizations.

     Every employee is required to act proactively by asking questions, seeking guidance and reporting any suspected violations with respect to compliance with the Statement, other policies and procedures of the Company, or any government law, rule or regulation. IF ANY EMPLOYEE BELIEVES THAT ACTIONS HAVE TAKEN PLACE, MAY BE TAKING PLACE, OR MAY BE ABOUT TO TAKE PLACE THAT VIOLATE OR WOULD VIOLATE THE STATEMENT, THEY ARE OBLIGATED TO BRING THE MATTER TO THE ATTENTION OF THE COMPANY.

     The best starting point for an employee seeking advice on ethics-related issues or reporting potential violations is his or her supervisor. However, if the conduct in question involves his or her supervisor, if the employer has reported it to his or her supervisor and does not believe that he or she has dealt with it properly, or if the employee does not feel that he or she can discuss the matter with his or her supervisor, the employee may raise the matter with the next level of management or the Company's legal counsel. In the case of accounting, internal accounting controls or auditing matters, any concerns or questions about violations with respect to such matters should be directed to the Audit Committee of the Board or a designee of the Audit Committee. Reporting of potential violations may be done anonymously by contacting the Chairman of the Audit Committee.

     In reviewing a report received from an employee, a supervisor should consider whether the report involves a potential violation of the Statement and if so, he or she must report it immediately to the Company's Audit Committee, who will have primary responsibility for enforcement of the Statement.

     Employees must not use this compliance program in bad faith, or in a false or frivolous manner.

     When reporting conduct suspected of violating the Statement, the Company prefers that employees identify themselves in order to facilitate the Company's ability to take appropriate steps to address the report, including conducting any appropriate investigation. If an employee wishes to remain anonymous, he or she may, and the Company will endeavor to protect the confidentiality of the reporting person subject to applicable law, rule or regulation or to any applicable legal proceedings. However, in the event the report is made anonymously, the Company may not have sufficient information to look into or otherwise investigate or evaluate his or her allegations. Accordingly, persons who make reports anonymously should endeavor to provide as much detail as is reasonably necessary to permit the Company to look into, investigate and evaluate the matter(s) set forth in the anonymous report.

     The Company will use reasonable efforts to protect the identity of any employee who reports potential misconduct. Further, the Company expressly forbids any retaliation against any employee for reporting suspected misconduct. Any person who participates in any retaliation is subject to disciplinary action, including termination. The Company will also use reasonable efforts to protect the identity of employees about or against whom an allegation is brought unless and until it is determined that a violation has occurred. Any employee involved in any capacity in an investigation of a possible violation of the Statement must not discuss or disclose any information to anyone outside of the investigation unless required by applicable law, rule or regulation or by any applicable legal proceeding or when seeking their own legal advice if necessary.

     No waiver of any provisions of the Statement as applied to executive officers or directors of the Company shall be effective unless first approved by the Board or the Audit Committee, and promptly disclosed to the Company's shareholders in accordance with applicable legal requirements. Any waivers of the Statement for other employees may only be made by the Audit Committee. All amendments to the Statement must be approved by the Board, or a committee thereof, and must be promptly disclosed to the Company's shareholders.

     Appropriate legal and accounting staff should be consulted on all questions regarding compliance and interpretation of this Statement. Questions regarding this policy which cannot be answered by management level employees shall be referred to the Company's legal counsel.

ADOPTED:  April 8, 2003

                                                                      APPENDIX C

                              UNIFIRST CORPORATION
                         COMPENSATION COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

     The Compensation Committee of the Board of Directors (the "Compensation Committee") of UniFirst Corporation (the "Company"), on behalf of the Board of Directors (the "Board"), discharges the Board's responsibilities relating to compensation of the Company's Directors and executives and is responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations. The primary objective of the Compensation Committee is to develop and implement compensation policies and plans that are appropriate for the Company in light of all relevant circumstances and which provide incentives that further the Company's long term strategic plan and are consistent with the culture of the Company and the overall goal of enhancing stockholder value.

II.  COMPENSATION COMMITTEE COMPOSITION

     The number of individuals serving on the Compensation Committee shall be fixed by the Board from time to time but shall consist of no fewer than three
(3) members, all of whom shall satisfy the independence requirements set forth in Section 303A of the New York Stock Exchange Listed Company Manual.

     The members of the Compensation Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from this committee. Vacancies occurring, for whatever reason, may be filled by the Board. The Board shall designate one member of the Compensation Committee to serve as Chairman of the Compensation Committee.

III.  MEETINGS

     The Compensation Committee generally is to meet at least one time per year in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, with any additional meetings as deemed necessary by the Compensation Committee. A majority of the members of the Compensation Committee shall constitute a quorum for purposes of holding a meeting and the Compensation Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Compensation Committee may act by unanimous written consent.

IV.  COMPENSATION COMMITTEE ACTIVITIES

     The Compensation Committee's responsibilities shall be to:

  A.  REVIEW OF CHARTER

     - Review and reassess the adequacy of this Charter periodically and submit any proposed changes to the Board for approval.

  B.  ANNUAL REPORT ON EXECUTIVE COMPENSATION

     - Produce an annual report on executive compensation for inclusion in the Company's proxy statement relating to its annual meeting of stockholders, in accordance with the applicable rules and regulations of the Securities and Exchange Commission, any securities exchange or automated quotation system on which the Company's securities are traded, and any other rules and regulations applicable to the Company.

  C.  ANNUAL PERFORMANCE EVALUATION OF THE COMPENSATION COMMITTEE

     - Perform an annual performance evaluation of the Compensation Committee and report to the Board on the results of such evaluation.

  D.  RECOMMENDATIONS REGARDING INCENTIVE-COMPENSATION PLANS AND EQUITY-BASED
      PLANS

     - Review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans in which the Company's executives and Directors may participate.

  E.  MATTERS RELATED TO COMPENSATION OF THE COMPANY'S CHIEF EXECUTIVE OFFICER

     - Review and approve the corporate goals and objectives that may be relevant to the compensation of the Company's Chief Executive Officer ("CEO").

     - Evaluate the CEO's performance in light of the goals and objectives that were set for the CEO and set the CEO's compensation based on such evaluation. In connection with determining the long-term incentive component of the CEO's compensation, the Compensation Committee may consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the Company's CEO in past years.

V.  ADDITIONAL COMPENSATION COMMITTEE AUTHORITY

     The Compensation Committee is authorized, on behalf of the Board, to do any of the following, as the Compensation Committee deems necessary or appropriate in its discretion:

  A. MATTERS RELATED TO COMPENSATION OF THE COMPANY'S DIRECTORS AND MEMBERS OF SENIOR MANAGEMENT

     - Annually review and establish the compensation of all Directors, officers and members of senior management of the Company (other than the CEO), including with respect to any incentive-compensation plans and equity-based plans.

  B. MATTERS RELATING TO RETENTION AND TERMINATION OF COMPENSATION CONSULTING FIRM OR OTHER OUTSIDE ADVISORS

     - Exercise sole authority to retain and terminate any consulting firm or other outside advisor on compensation matters that is to be used by the Company or the Compensation Committee to assist in the evaluation of director, CEO or senior executive compensation. The Compensation Committee shall also have sole authority to approve the consultant's fees and other retention terms.

VI.  GENERAL

     - The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the Compensation Committee deems it appropriate to do so in order to carry out its responsibilities.

     - Minutes of all meetings of the Compensation Committee shall be kept and the Compensation Committee shall make regular reports to the Board concerning areas of the Compensation Committee's responsibility.

     - In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult. The Compensation Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Compensation Committee or meet with any members of or advisors to the Compensation Committee. The Compensation Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities.

     - The Compensation Committee may perform such other functions as may be requested by the Board from time to time.

ADOPTED:  April 8, 2003

                                                                      APPENDIX D

                              UNIFIRST CORPORATION
             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

     The Nominating and Corporate Governance Committee of the Board of Directors (the "Nominating Committee") of UniFirst Corporation (the "Company") on behalf of the Board of Directors (the "Board") is responsible for identifying individuals qualified to become board members, and recommending that the Board select the director nominees for election at each annual meeting of stockholders. The Nominating Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes thereto.

II.  NOMINATING COMMITTEE COMPOSITION

     The number of individuals serving on the Nominating Committee shall be fixed by the Board from time to time but shall consist of no fewer than two (2) members, all of whom shall meet the independence requirements set forth in
Section 303A of the New York Stock Exchange Listed Company Manual.

     The members of the Nominating Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of the Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from this committee. Vacancies occurring, for whatever reason, may be filled by the Board. The Board shall designate one member of the Nominating Committee to serve as Chairman of the Nominating Committee.

III.  MEETINGS

     The Nominating Committee generally is to meet at least once per year in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, with any additional meetings as deemed necessary or appropriate by the Nominating Committee. A majority of the members of the Nominating Committee shall constitute a quorum for purposes of holding a meeting and the Nominating Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Nominating Committee may act by unanimous written consent.

IV.  NOMINATING COMMITTEE ACTIVITIES

     The Nominating Committee's responsibilities shall be to:

  A.  REVIEW OF CHARTER

     - Review and reassess the adequacy of this Charter periodically and submit any proposed changes to the Board for approval.

  B.  ANNUAL PERFORMANCE EVALUATION OF THE NOMINATING COMMITTEE

     - Perform an annual performance evaluation of the Nominating Committee and report to the Board on the results of such evaluation.

  C.  SELECTION OF NEW DIRECTORS

     - Establish criteria for Board and committee membership, which shall include consideration of such matters as the experience and qualifications of any particular director candidate as well as such director candidate's past or anticipated contributions to the Board and its committees, and annually reassess the adequacy of such criteria.

     - Consider recommendations in light of the requirement that a majority of the Board be comprised of directors who meet the independence requirements set forth in Section 303A of the New York Stock Exchange Listed Company Manual.

     - Identify individuals qualified to become members of the Board and recommend that the Board select the director nominees for election at each annual meeting of stockholders; provided that, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate individuals for election as a member of the Board (pursuant, for example, to the rights of holders of preferred stock to elect directors upon a dividend default or in accordance with shareholder agreements or management agreements), the selection and nomination of such director nominees shall be governed by such contract or other arrangement and shall not be the responsibility of the Nominating Committee.

     - Consider stockholder nominations to the Board in accordance with the provisions of Company's By-laws.

     - Recommend to the Board the selection of directors for appointment to committees of the Board.

  D.  CORPORATE GOVERNANCE GUIDELINES

     - Develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company that meet the requirements of Subsection 9 of Section 303A of the New York Stock Exchange Listed Company Manual.

     - Review and reassess the adequacy of the Corporate Governance Guidelines annually and recommend any proposed changes to the Board for approval.

  E.  EVALUATION OF BOARD OF DIRECTORS AND MANAGEMENT

     - Report annually to the Board with an evaluation of the Board and that of the Company's management for the prior fiscal year.

  F. MATTERS RELATING TO RETENTION AND TERMINATION OF SEARCH FIRMS TO IDENTIFY DIRECTOR CANDIDATES

     - Exercise sole authority to retain and terminate any search firm that is to be used by the Company to assist in identifying director candidates. The Nominating Committee shall also have sole authority to approve any such search firm's fees and other retention terms.

V.  GENERAL

     - The Nominating Committee may establish and delegate authority to subcommittees consisting of one or more of its members, when the Nominating Committee deems it appropriate to do so in order to carry out its responsibilities.

     - Minutes of all meetings of the Nominating Committee shall be kept and the Nominating Committee shall make regular reports to the Board concerning areas of the Nominating Committee's responsibility.

     - In carrying out its responsibilities, the Nominating Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Nominating Committee may consult. The Nominating Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Nominating Committee or meet with any members of or advisors to the Nominating Committee. The Nominating Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities.

     - The Nominating Committee may perform such other functions as may be requested by the Board from time to time.

ADOPTED:  April 8, 2003

                                                                      APPENDIX E

                              UNIFIRST CORPORATION
                        CORPORATE GOVERNANCE GUIDELINES

     The Board of Directors (the "Board") has adopted the Corporate Governance Guidelines set forth below for the management of UniFirst Corporation (the "Company"). The Board, in connection with the Company's Nominating and Corporate Governance Committee, will review and amend these guidelines from time to time as it deems necessary and appropriate. These Corporate Governance Guidelines are in addition to, and should be interpreted in accordance with, any requirements imposed by applicable federal or state law, the New York Stock Exchange (or such other exchange upon which the Company's publicly traded capital stock is listed), and the Company's Restated Articles of Organization and By-laws.

I.  DIRECTOR QUALIFICATION STANDARDS

     - The Board of Directors has delegated to the Company's Nominating and Corporate Governance Committee the responsibility of identifying suitable candidates for nomination to the Board of Directors and assessing their qualifications in light of the policies and principles in these Corporate Governance Guidelines and the Nominating and Corporate Governance Committee's charter. The Nominating and Corporate Governance Committee will recommend prospective director candidates for the Board's consideration and review the prospective candidates' qualifications with the Board. The Board of Directors shall retain the ultimate authority to nominate a candidate for election as a Director.

     - In identifying prospective director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances that it deems appropriate or advisable, including, without limitation, the skills and qualifications of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her age, his or her past or anticipated contributions to the Board and its committees, his or her independence, the needs of the Board and the diversity of present and anticipated Board membership.

     - At least a majority of the members of the Board of Directors shall meet the independence requirements set forth in Subsections 1 and 2 of Section 303A of the New York Stock Exchange Listed Company Manual within the time period required thereby.

     - At least annually, the Board will evaluate all relationships between the Company and each independent Director in light of all relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director's ability to satisfy his or her responsibilities as an independent Director.

     - Carrying out the duties and fulfilling the responsibilities of a Director require a significant commitment of an individual's time and attention and each Director is expected to ensure that his or her other commitments do not materially interfere with the Director's responsibilities to the Company. The Board does not believe, however, that explicit limits on the number of other boards of directors on which the Directors may serve, or on other activities the Directors may pursue, are appropriate; however, the Board recognizes that excessive time commitments can interfere with an individual's ability to perform his or her duties effectively. In connection with its annual self-evaluation contemplated by Section VIII hereof, the Board will assess whether the performance of any director has been adversely impacted by excessive time commitments, including service on other boards. Directors must notify the Chairman of the Board prior to accepting a seat on the board of directors of another business corporation so that the potential for conflicts or other factors compromising the Director's ability to perform his duties may be fully assessed.

     - The Board does not believe that arbitrary limits on the number of consecutive terms a director may serve are appropriate in light of the substantial benefits resulting from a sustained focus on the Company's business, strategy and industry over a significant period of time.

     - The Board does not believe that a mandatory retirement age limit for Directors is appropriate and an individual's performance will be assessed in light of all relevant factors annually as part of the self-evaluation contemplated in Section IX hereof.

     - The Nominating and Corporate Governance Committee shall be responsible for developing and implementing succession plans for the Board as appropriate in light of all relevant facts and circumstances.

II.  DIRECTOR RESPONSIBILITIES

     - The business and affairs of the Company is managed under the direction of the Board of Directors, acting on behalf of the stockholders. The Board has delegated to the officers of the Company the authority and responsibility for managing the Company's everyday affairs, but retains the responsibility for monitoring and overseeing management in this activity.

     - In discharging their responsibilities, the directors shall exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders.

     - No director represents, or should represent, the interest of any particular constituency, other than the stockholders as a whole.

     - Although the Directors generally serves as the ultimate decision-making authority over the Company's business and affairs, the Directors have an oversight role and are not expected to perform or duplicate the tasks of the CEO or senior management.

     - Each director owes his or her primary duty of loyalty to the Company. Each director should inform the Board of any actual potential conflict of interest and, if necessary or appropriate, recuse himself or herself from any discussions or decisions involving such matters.

     - Each member of the Board is expected to make all reasonable attempts to attend regularly scheduled meetings of the Board and any committee on which he or she serves and to participate in telephone conference meetings or other special meetings of the Board and any committee on which he or she serves.

     - Directors are expected to spend the time needed and meet as frequently as necessary to discharge their responsibilities. The Chairman of the Board or the committee chairman, as the case may be, will generally prepare an agenda for each Board or committee meeting for distribution in advance of the meeting to the entire Board or committee, as applicable. Senior management is responsible for distributing to the directors prior to a meeting relevant information and data that are important to the Board's understanding of the business to be conducted at the meeting and directors should review these materials in advance of the meeting. Material to be presented at any Board or committee meeting will be distributed to the entire Board or committee in writing at sufficient time in advance of the meeting to allow for meaningful review, although the Board recognizes that this timing may not be possible in exceptional circumstances where the Board or committee needs to meet on short notice or in order to preserve the confidential or sensitive nature of certain information.

     - In addition to the Board's general oversight responsibilities, the Board (acting by itself or through one or more committees) has several specific responsibilities, including:

      - Planning for management succession (including CEO succession planning);

      - Understanding, reviewing and monitoring implementation of the Company's strategic plans and major corporate actions;

      - Understanding and reviewing annual operating plans and budgets;

      - Focusing on the integrity and clarity of the Company's financial statements and financial reporting;

      - Engaging outside auditors and considering independence issues;

      - Advising management on significant issues facing the Company;

      - Reviewing and approving significant corporate actions;

      - Nominating directors and committee members and overseeing effective corporate governance.

      - Selecting, evaluating and compensating the CEO;

      - Providing counsel and oversight on the selection, evaluation, development and compensation of senior management;

      - Reviewing the systems the Company has in place to prevent and detect wrongdoing by monitoring the internal accounting function and compliance program; and

      - Assessing major risks facing the Company, and reviewing options for their mitigation.

III.  BOARD STRUCTURE

     - The Board presently has six members. It is the sense of the Board that this is generally an appropriate size; however, the Board reserves the right to increase or decrease the size of the Board depending on an assessment of the Board's needs and other relevant circumstances at any given time, including, without limitation, the Board's ability to remain compliant with the independence requirements set forth in subsections 1 and 2 of Section 303A of the New York Stock Exchange Listed Company Manual.

     - The Chairman of the Board shall be the Company's Chief Executive Officer ("CEO"), unless otherwise determined by the Board.

     - The Board will at all times have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board may from time to time establish additional committees as necessary or appropriate. Committee members will be appointed by the Board. Each of these standing committees will have a written charter that sets forth the responsibilities of such committee and the qualifications for committee membership.

     - The non-management directors will meet at regularly scheduled executive sessions without management. The director who presides at these meetings will be chosen by the non-management directors, and his or her name will be disclosed in the annual proxy statement.

IV.  DIRECTOR ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

     - In carrying out its responsibilities, the Board of Directors, and each committee thereof, shall be entitled to rely on the advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Board, or committee, may consult. The Board of Directors, and each committee thereof, shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Board, or such committee, or meet with any members of or advisors to the Board or such committee. The Board shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities.

V.  DIRECTOR COMPENSATION

     - The form and amount of director compensation will be reviewed periodically, but at least annually, by the Compensation Committee. In discharging this duty, the Compensation Committee shall be guided by three goals: compensation should fairly pay Directors for work required in a company of the Company's size and scope; compensation should align Directors' interests with the long-term interests of stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. The Compensation Committee will take into account the possibility that questions as to Directors' independence may be raised if Directors are compensated above customary levels, if the Company makes substantial charitable contributions to organizations in which a Director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation) to a Director. Executive officers of the Company will not receive any additional compensation for their services as Directors.

VI.  DIRECTOR ORIENTATION AND CONTINUING EDUCATION

     - The Company will conduct an orientation for all new Directors promptly following the date at which the Director is elected to the Board. The orientation will generally consist of presentations by senior management designed to familiarize the new Director with the Company's business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and Statement of Corporate Policy and Code of Business Conduct and Ethics.

     - The chief financial officer will be responsible for periodically providing materials or briefing sessions for continuing directors on topics that will assist them in discharging their duties. In addition, Company management will be responsible for periodically providing continuing educational materials that address areas for improvement identified as part of the Board's annual performance evaluation.

VII.  MANAGEMENT SUCCESSION

     - The Nominating and Corporate Governance Committee shall be responsible for developing a succession plan for the CEO, and recommending such plan to the Board for action. The CEO will review the succession plan and provide recommendations and evaluations. The succession plan will include a plan for CEO successions in the event of an emergency or his or her retirement and a plan for CEO succession in the ordinary course of business. The plan will also address management successions for other key officers of the Company.

VIII.  ANNUAL PERFORMANCE EVALUATION OF THE BOARD AND COMMITTEES

     - The Board and each committee of the Board will conduct a self-evaluation at least annually for the purpose of determining whether it and its committees are functioning effectively. The results of these evaluations will be reported to the entire Board. The purpose of these annual self evaluations will be to improve the effectiveness of the Board as a unit. The evaluations should include a review of those areas in which the Board and/or management believes the Board can make a better contribution to the Company.

IX.  MISCELLANEOUS

     - The Board believes that management shall be primarily responsible for communications with the press, media and other outside parties made on behalf of the Company. Individual Board members may, from time to time, meet or otherwise communicate with outside constituents on behalf of the Company, but only at the request of management, and should otherwise refer all inquiries to management.

     - Although these Corporate Governance Guidelines have been approved by the Board, it is expected that these guidelines will evolve over time as customary practice and legal requirements change. In particular, guidelines that encompass legal requirements as they currently exist will be deemed to be modified as and to the extent such legal requirements are modified. In addition, the guidelines may also be amended by the Board at any time as it deems appropriate.

ADOPTED:  April 8, 2003

                                                                      APPENDIX F

                              UNIFIRST CORPORATION
                   POLICY REGARDING NEW DIRECTOR NOMINATIONS

     The Nominating and Corporate Governance Committee is responsible for considering and reviewing all new candidates to serve as Directors of the Corporation. As part of this review, the Committee has established this policy which describes the attributes that it considers to be particularly important for new candidates to possess in order to better serve the best interests of the Corporation's stockholders. The Committee believes that new candidates should have:

     - The highest professional and personal ethics, integrity and values.

     - The ability to exercise sound business judgment, as evidenced by success in a senior position with a business, professional organization, governmental agency, educational institution or non-profit organization.

     - A broad experience base, or an area of particular expertise or experience that is important to the long-term success of the Corporation.

     - A background that is complementary to that of the existing Board members so as to provide management and the Board with a diversity and freshness of views.

     - The ability and experience to bring informed, thoughtful and well-considered opinions for the benefit of all stockholders to the Board and management.

     - A level of self-confidence and articulateness to participate effectively and cooperatively in Board discussions.

     - The competence and maturity to monitor and fairly evaluate the Corporation's management, performance and policies.

     - The willingness and ability to devote the necessary time and effort to perform the duties and responsibilities of Board membership.

     - A working knowledge of basic finance and accounting principles.

     The Committee recognizes that the needs of the Corporation and the Board will likely evolve over time. Accordingly, it is expected that this policy may also be amended from time to time to reflect those changes.

                                                                      APPENDIX G

                              UNIFIRST CORPORATION
                            SECOND AMENDMENT TO THE

                              UNIFIRST CORPORATION

                       AMENDED 1996 STOCK INCENTIVE PLAN

     In accordance with the provisions of Section 12 of the UniFirst Corporation 1996 Amended Stock Incentive Plan (the "Plan"), the Plan is hereby amended as follows:

     1. Section 1 of the Plan is hereby amended by inserting the following new defined term after the defined term "Incentive Stock Option" contained therein:

          "Non-Employee Director' means a member of the Board who is not also an employee of the Company or any Subsidiary."

     2. Section 2(b)(i) of the Plan is hereby amended by deleting the phrase "the officers and other employees" contained therein and substituting the following in lieu thereof:

          "the Non-Employee Directors, officers and other employees"

     3. Section 3(d) of the Plan is hereby amended by deleting the phrase "employees of another corporation who become employees" contained therein and substituting the following in lieu thereof:

          "directors or employees of another corporation who become directors or employees"

     4. Section 4 of the Plan is hereby amended by deleting the phrase "such officers and other employees" contained therein and substituting the following in lieu thereof:

          "such Non-Employee Directors, officers and other employees"

     5. Section 5 of the Plan is hereby amended by deleting the date November 5, 2006 contained in the third paragraph of said section and substituting the following in lieu thereof:

          "July 12, 2011"

     6. Section 5 of the Plan is hereby amended by deleting subsection (b) and substituting the following in lieu thereof:

          "(b) Stock Options Granted to Non-Employee Directors.

             (i) Grant of Options.

                (A) Each Non-Employee Director who is serving as a Director of the Company on the third business day after each annual meeting of stockholders, beginning with the 2004 annual meeting, shall be granted on such day a Non-Qualified Stock Option to acquire a number of shares of Stock determined by the Committee for such year.

                (B) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(b) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

                (C) The Committee, in its discretion, may grant additional Non-Qualified Stock Options to Non-Employee Directors. Any such grant may vary among individual Non-Employee Directors.

             (ii) Exercise; Termination.

                (A) Unless otherwise determined by the Committee, an Option granted under this Section 5(b) shall be exercisable in full on the grant date. An Option issued under this Section 5(b) shall not be exercisable after the expiration of ten years from the date of grant.

                (B) Options granted under this Section 5(b) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in
           Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

             (iii) Non-transferability of Options. No Option granted under this
        Section 5(b) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all such Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may permit the optionee to transfer, without consideration for the transfer, his Options to members, of his immediate family, or to trusts for the benefit of such family members, and to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement."

     7. Section 6(b) of the Plan is hereby amended by deleting the phrase "any officers or other employees" contained therein and substituting the following in lieu thereof:

          "any Non-Employee Directors, officers or other employees"

     8. Section 7(a) of the Plan is hereby amended by deleting the phrase "any officers or other employees" contained in the first sentence therein and substituting the following in lieu thereof:

          "any Non-Employee Directors, officers or other employees"

     9. Section 7(a) of the Plan is hereby further amended by deleting the phrase "continuing employment" contained in the third sentence therein and substituting the following in lieu thereof:

          "continuing employment (or other service relationship)"

     10. Section 7(d) of the Plan is hereby amended by deleting the phrase "termination of employment" contained in the second and third sentences therein and substituting the following in lieu thereof (in both places):

          "termination of employment (or other service relationship)"

     11. Section 8(a) of the Plan is hereby amended by deleting the phrase "any officers or other employees" contained therein and substituting the following in lieu thereof:

          "any Non-Employee Directors, officers or other employees"

     12. Section 9(a) of the Plan is hereby amended by deleting the phrase "any officers or other employees" contained therein and substituting the following in lieu thereof:

          "any Non-Employee Directors, officers or other employees"

     13. Section 9(d) of the Plan is hereby amended by deleting the phrase "termination of employment" contained twice therein and substituting the following in lieu thereof (in both places):

          "termination of employment (or other service relationship)"

     14. Section 9(e) of the Plan is hereby amended by deleting the phrase "termination of employment" contained therein and substituting the following in lieu thereof:

          "termination of employment (or other service relationship)"

     15. Section 16 is hereby amended by inserting the following sentence at the end of such section:

          "Unless sooner terminated as herein provided, the Plan shall terminate on January 8, 2012 and no award shall be granted under the Plan on and after such date."

     16. This amendment shall be effective upon approval by the stockholders of UniFirst Corporation.

     17. Except as herein above provided, the Plan is hereby ratified, confirmed, and approved in all respects.

Approved by the Board of Directors: November 24, 2003

                                  DETACH HERE



                                     PROXY

                              UNIFIRST CORPORATION



The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, JOHN B. BARTLETT and RAYMOND C. ZEMLIN, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of UniFirst Corporation to be held at the Conference Center of Goodwin Procter LLP, located on the Second floor at Exchange Place, Boston, Massachusetts 02109-2881, on Tuesday, January 13, 2004 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 30, 2003.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF THE AMENDMENT TO THE PLAN LISTED IN PROPOSAL 2, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

SEE REVERSE       (PLEASE SIGN ON THE REVERSE SIDE AND RETURN        SEE REVERSE
   SIDE               PROMPTLY IN THE ENCLOSED ENVELOPE.)                SIDE

UNIFIRST CORPORATION

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694











                            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[ X ] PLEASE MARK                                                                                                               #UFC
      VOTES AS IN
      THIS EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH IN PROPOSAL 1 AND FOR
      THE APPROVAL OF PROPOSAL 2 BELOW.                                                                       FOR   AGAINST  ABSTAIN
                                                                            2. APPROVAL OF AMENDMENT TO THE   [   ]   [   ]    [   ]
      1. ELECTION OF TWO CLASS III DIRECTORS.                                  UNIFIRST AMENDED 1996 STOCK
         NOMINEES: (01) CYNTHIA CROATTI AND                                    INCENTIVE PLAN.
                   (02) PHILLIP L. COHEN


            FOR                      WITHHELD
            ALL     [   ]      [   ] FROM ALL
          NOMINEES                   NOMINEES

          [   ]
               ------------------------------------
                FOR ALL NOMINEES EXCEPT AS NOTED ABOVE
                                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [   ]

                                                                                MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [   ]


                                                              For joint accounts, each owner should sign. Executors, Administrators,
                                                              Trustees, etc. should give full title.


Signature:                             Date:                          Signature:                                Date:
           --------------------------        ------------------------            ------------------------------       --------------

                                  DETACH HERE

                                     PROXY

                              UNIFIRST CORPORATION

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints RONALD D. CROATTI, JOHN B. BARTLETT and RAYMOND C. ZEMLIN, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of UniFirst Corporation to be held at the Conference Center of Goodwin Proctor LLP, located on the Second floor at Exchange Place, Boston, Massachusetts 02109-2881, on Tuesday, January 13, 2004 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 30, 2003.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF THE AMENDMENT TO THE PLAN LISTED IN PROPOSAL 2, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

(PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.)

SEE REVERSE SIDE                                               SEE REVERSE SIDE

UNIFIRST CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                                                            #UFC


    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE SET FORTH IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSAL 2 BELOW.

      1. ELECTION OF ONE CLASS III DIRECTOR.
         NOMINEE: (01) CYNTHIA CROATTI

             FOR                    WITHHELD
             THE                    FROM THE
           NOMINEE  [ ]        [ ]  NOMINEE


                                         FOR    AGAINST     ABSTAIN
      2. APPROVAL OF AMENDMENT TO THE
         UNIFIRST AMENDED 1996 STOCK
         INCENTIVE PLAN.                 [ ]      [ ]         [ ]


         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        [ ]


         MARK HERE IF YOU PLAN TO ATTEND THE MEETING          [ ]


         For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.



Signature: ____________ Date: _________ Signature: ____________ Date: _________